Investor Presentation Leading the Healthcare Industry in Home Respiratory Care NASDAQ: VMD TSX: VMD.TO March 2023

DISCLAIMERS Disclaimers and Other Important Information This presentation (the “Presentation”) about Viemed Healthcare, Inc. (“Viemed”) is dated as of March 2023. It is information in a summary form and does not purport to be complete. The data contained herein is derived from various internal and external sources. This Presentation is not intended to be relied upon as advice to investors or potential investors and does not take into account the investment objectives, financial situation or needs of any particular investor. No representation or warranty, express or implied, is made or given by or on behalf of Viemed or any of its affiliates, directors, officers or employees as to the accuracy, completeness or fairness of the information or opinions contained in this Presentation and no responsibility or liability is accepted by any person for such information or opinions. Viemed does not undertake or agree to update this Presentation or to correct any inaccuracies in, or omissions from, this Presentation that may become apparent. No person has been authorized to give any information or make any representations other than those contained in this Presentation and, if given and/or made, such information or representations must not be relied upon as having been so authorized. The contents of this Presentation are not to be construed as legal, financial or tax advice. Forward Looking Statements Certain statements contained in this Presentation may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including projected US DME expenditures and Medicare beneficiaries and Viemed’s objectives for the next 24 months, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect Viemed's current views and intentions with respect to future events, and current information available to Viemed, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which Viemed operates; Viemed may be subject to significant capital requirements and operating risks; the ability of Viemed to implement business strategies and pursue business opportunities; volatility in the market price of Viemed common shares; Viemed’s novel business model; the risk that the impact of the COVID-19 pandemic and the actions taken by governmental authorities, individuals and companies in response to the pandemic on Viemed’s business, financial condition and results of operations, including on Viemed’s patient base, revenues, employees, and equipment and supplies; the state of the capital markets; the availability of funds and resources to pursue operations; reductions in reimbursement rates and audits of reimbursement claims by various governmental and private payor entities; dependence on few payors; possible new drug discoveries; dependence on key suppliers; granting of permits and licenses in a highly regulated business; competition; disruptions in or attacks (including cyber-attacks) on Viemed's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which Viemed is exposed; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by Viemed; Viemed’s status as an emerging growth company and a smaller reporting company; and the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, such as the COVID-19 pandemic, and claims resulting from such events or concerns; as well as those risk factors discussed or referred to in Viemed’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including Viemed’s most recent Annual Report on Form 10-K and quarterly report on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect Viemed in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, Viemed does not assume responsibility for the accuracy or completeness of such forward- looking statements. The forward-looking statements included in this Presentation are made as of the date of this Presentation and Viemed undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law. Market and Industry Data Industry and market data used in this Presentation is unaudited and have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Viemed has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market or industry data. You are cautioned not to give undue weight to such industry and market data. Non-GAAP and Other Financial Information This Presentation includes references to financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”), including the measures Net Revenue and Adjusted EBITDA. A reconciliation of certain of these non-GAAP financial measures to the nearest GAAP measure can be found in the Appendix to this Presentation. No Offer or Solicitation This Presentation does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities of Viemed in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Recipients of this Presentation who are considering acquiring securities of Viemed are referred to the entire body of publicly disclosed information regarding Viemed. The information is subject to material updating, revision and further amendment, and is qualified entirely by reference to Viemed’s publicly disclosed information.

▪ Largest independent specialized provider of non-invasive ventilation (NIV) in the US home respiratory health care industry ▪ Highly profitable with a 36% CAGR in revenue growth since spinout in 2017 ▪ Service offering includes 24x7 in home respiratory care including specialized respiratory therapists and medical devices ▪ Headquartered in Lafayette, Louisiana ▪ Currently serving over 48,500 patients ▪ Listed on NASDAQ (VMD) as well as listed on TSX (VMD.TO) Viemed Healthcare, Inc. | Investor Presentation Viemed at a Glance

SLEEP MANAGEMENT FOUNDED Annual Revenues: $0.24M USD Respiratory DME specializing in CPAPS & Oxygen HSD Annual Revenues: $3.58M USD Home Sleep Delivered – Specializing in home sleep tests VENTILATOR EXPANSION Annual Revenues: $4.60M USD Non Invasive ventilator introduced to market PHM ACQUISITION Annual Revenues: $35.5M USD Acquired by publiccompany VIEMED PHM SPIN OUT & LISTING ON TSXV Annual Revenues: $41.3M USD VIEMED DUAL-LISTED ON NASDAQ Annual Revenues: $80.3M USD VIEMED Annual Revenues: $138.8 M USD Our Journey 2010 2012 2015 2017 2019 2022 2006

Key Investment Consideration Specialized US based respiratory healthcare services company ▪ Focused on Chronic Obstructive Pulmonary Disease (COPD) and growing aging population ▪ $50 billion of annual healthcare cost in the U.S. spent on COPD Significant Market Growth Opportunity ▪ 10,000 baby boomers are turning 65 every day (26% of the US population) ▪ Expansion of service to underserved VA patients Favorable Market Trend ▪ Increasing need supported by Government for effective homecare solutions to reduce patient hospital re-admissions ▪ increase system efficiency ▪ offer better comfort and family lifestyle options ▪ save money for patients, insurers, government Viemed Healthcare, Inc. | Investor Presentation

Viemed Healthcare, Inc. | Investor Presentation $40.0 $40.6 $43.3 $44.9 $46.6 $48.7 $50.6 $51.9 $54.4 $57.0 $54.9 $58.2 $61.7 $65.4 $69.3 $73.5 $77.9 $82.6 $87.5 $92.8 $98.3 Current State of the Industry The Medicare population is growing Expenditures are expected to grow at a 6% CAGR from $54.9 billion in 2020 to $98.4 billion in 2030 6% CAGR At the age of 65, patients qualify for Medicare Historical and Projected US DME Expenditures (In $ BILLIONS) 64 million beneficiaries in 2021 est. 70 million beneficiaries by 2025

NIV Market Penetration 25 Million (estimated) people in the U.S. have COPD 2,500,000 or 10% have stage 4 COPD 1,250,000 or 50% of those with stage 4 COPD develop chronic respiratory failure becoming candidates for our therapy Approximately 80,000 annual Medicare beneficiaries on NIV service * Viemed Healthcare, Inc. | Investor Presentation Estimate of 6% market penetration *As of 2021 (source: HME Databank) 64% 11% VIEMED IS THIRD LARGEST PROVIDER* MARKET SHARE HELD BY TOP 10 PROVIDERS*

Services and Payors Viemed Healthcare, Inc. | Investor Presentation Ventilation 66% Sleep 11% Oxygen 8% Other 15% Medicare 46% Medicaid 9% Commercial 25% HMO 10% Private/ Other 10% SERVICE MIX 4th Quarter 2022 PAYOR MIX 4th Quarter 2022

The Viemed Solution Registered Respiratory Therapists (RTs) assigned to each patient and on call 24X7 ▪ All RTs are COPD educators ▪ Assess and service medical equipment ▪ Overseen by pulmonologists on staff ▪ Behavioral health specialist support Each patient is given a customized in-home care plan based off Activities of Daily Living (ADLs) assessments. Subsequent visits educate and assist patients – build trust and on- going relationship with patient Provide affordability for patients ▪ Majority of plans covered by Medicare and private insurance Viemed Healthcare, Inc. | Investor Presentation

A DEDICATED 24/7 RESPIRATORY THERAPIST with all our Viemed products Ventilators Sleep Therapy Oxygen Therapy Patient Engagement Percussion Vests

Proven Organic Growth Strategy Location selection ▪ Based on high COPD rates ▪ Target hospitals and facilities with high readmission rates and near existing service area ▪ Leverage existing relationships and operate heavily in rural markets Unique lean deployment model ▪ No costly retail stores ▪ Sales reps and RTs operate out of vehicles that are monitored by GPS High service model ▪ Certified RTs delivering a high touch service model to a non-compliant patient demographic base ▪ Providing education and assessment to patients in their homes and through Telehealth Viemed Healthcare, Inc. | Investor Presentation

Published Research Real-world results Viemed Healthcare, Inc. | Investor Presentation 43% Relative mortality reduction if utilized within 0 - 7 days 11.6% Cost reduction if utilized within 0 – 7 days 7.2% Cost reduction if utilized within 0 – 15 days $5,484 Cost reduction if utilized within 0-7 days Early initiation of non-invasive ventilation at home reduces mortality, hospitalizations, and overall health costs 31% Relative reduction in hospital readmissions 38% Immediate reduction in risk of death with NIV 12% Relative reduction in mortality after 12 months 39% Relative reduction in all- cause mortality over 7-year period 22% 9% Relative decline in the risk of hospitalizations Non-invasive ventilation at home improves survival and decreases healthcare utilization Relative reduction in the risk of an ER visit Non-invasive ventilation at home reduces mortality in COPD With CRF September 15, 2021 December 29, 2020 June 29, 2022 Sample size: 500,000 patients Sample size: 36,000 patients Sample size: 45,000 patients 16% Relative reduction in ER visits

Technology and Remote Care ▪ Mission of becoming a leading healthcare technology company coupled with high touch human interaction in the home ▪ Goal is to improve quality of life and length of time patients spend with loved ones ▪ Increase efficiency of clinicians through improved remote workflow and proactive care patient engagement solutions ▪ Increase patient and caregiver engagement ▪ Capture value-based data elements, analysis and insights from patient’s home to improve patient outcomes and generate cost savings Viemed Healthcare, Inc. | Investor Presentation Clinicians Patients Caregivers RT Care Team

Objectives for the Next 24 Months ▪ Grow active patient base while entering new target markets through geographic expansion ▪ Communicate findings from the growing number of research studies to referral sources and payors in order to save more lives and increase market penetration ▪ Diversify payor base – specific focus of bringing our solution to the VA and commercial payors ▪ Expand technology capabilities in order to capture useful patient data and increase length of stay ▪ Expand service offerings and home-based product offerings through strategic partnerships ▪ Grow our clinical resource recruiting platform through Viemed Healthcare Staffing ▪ Pursue strategic acquisitions and partnerships to augment strong organic growth model Viemed Healthcare, Inc. | Investor Presentation

Financial Information

Regulatory Update ▪ CMS has made improvements in the process of patients obtaining quality care (i.e. telehealth rules, relaxing face to face requirements, remote patient monitoring, etc.) ▪ Non-invasive vents removed from 2021competitive bidding program (3 year term) and competitive bidding program has been suspended for oxygen and PAPs ▪ Restrictions due to Covid are significantly reduced allowing core business to “get back to normal” ▪ Recently received a complete overruling by CMS on appeal of OIG report citing 98% failure of medical necessity requirements Viemed Healthcare, Inc. | Investor Presentation

Vent Revenue Model ▪ Monthly rental fee – reimbursed by insurance and covered by Medicare ▪ Uncapped rental contract for ventilators (66 % of 4Q22 revenue) ▪ Average monthly vent reimbursement of ~US$1,050 ▪ Pricing includes equipment rental, RT service, supplies and maintenance of equipment ▪ Other major products include sleep therapy, oxygen and percussion vests Viemed Healthcare, Inc. | Investor Presentation

0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 Viemed Healthcare, Inc. | Investor Presentation Historical Financial Performance Active Vent Rental Patients 9,306 as of 12/31/22 $140,000,000 $120,000,000 $110,000,000 $100,000,000 $80,000,000 $60,000,000 $40,000,000 $20,000,000 $0 2018 2019 2020 2021 2022 $58.4M $131.3M $117.1M $138.8M $80.3M $40,000,000 $35,000,000 $30,000,000 $25,000,000 $20,000,000 $15,000,000 $10,000,000 $5,000,000 $0 2018 2019 2020 2021 2022 $16.3M $41.3M $29.3M $30.0M $19.4M $45,000,000 Net Revenue* $USD Adj. EBITDA* $USD *See reconciliation in Appendix for Net Revenue and Adjusted EBITDA

Capital Markets Profile Viemed Healthcare, Inc. | Investor Presentation 38,049,739 & 39,201,770 Shares outstanding & fully diluted $16.9M 17% Insider beneficial ownership Cash on hand in USD Total LT debt in USD $0M Total staff 756 Market cap as of February 28, 2023: ~$350M (USD) Stock price as of February 28, 2023: $9.22 (USD) NASDAQ: VMD TSX: VMD.TO 12/31/22 12/31/22 12/31/22 2/28/23

Viemed Healthcare, Inc. | Investor Presentation Corporate Structure Viemed Healthcare Inc. (Canadian Parent Company Listed on NASDAQ & TSX) Viemed Inc. (Delaware Corporation/US Subsidiary) Sleep Management, LLC (US Sub- Louisiana) Home Sleep Delivered, LLC (US Sub- Louisiana) Viemed Clinical Services, LLC (US Sub- Louisiana) Viemed Healthcare Staffing, LLC (US Sub- Louisiana)

Board of Directors Viemed Healthcare, Inc. | Investor Presentation Casey Hoyt Chief Executive Officer and Director Randy Dobbs Chairman of the Board and Independent Director Todd Zehnder Chief Operating Officer and Director Nitin Kaushal Independent Director Bruce Greenstein Independent Director Tim Smokoff Independent Director Dr. William Frazier Chief Medical Officer and Director Sabrina Heltz Independent Director

Investor Relations: Glen Akselrod Bristol Capital IR glen@bristolir.com Tel: 905 326 1888 Slide 22

Appendix

# Reconciliation of Net Revenue and Adjusted EBITDA

| | | 2018 | | 2019 | | 2020 | | 2021 | | 2022 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Reconciliation of Net Revenue[(1)]** | | | | | | | | | | |
| Revenue | $ | 64.5 | $ | 80.3 | $ | 131.3 | $ | 117.1 | $ | 138.8 |
| Bad Debt Expense | | (6.1) | | - | | - | | - | | - |
| **Net Revenue** | **$** | **58.4** | **$** | **80.3** | **$** | **131.3** | **$** | **117.1** | **$** | **138.8** |
| | | | | | | | | | | |
| **Reconciliation of Adjusted EBITDA[(2)]** | | | | | | | | | | |
| Net Income | $ | 9.5 | $ | 8.5 | $ | 31.5 | $ | 9.1 | $ | 6.2 |
| Depreciation | | 3.8 | | 6.4 | | 9.6 | | 11.3 | | 15.6 |
| Interest Expense | | 0.2 | | 0.3 | | 0.5 | | 0.3 | | 0.2 |
| Stock-based Compensation | | 2.7 | | 3.9 | | 4.9 | | 5.2 | | 5.2 |
| Income Tax Expense (Benefit) | | 0.1 | | 0.3 | | (5.2) | | 3.4 | | 2.8 |
| **Adjusted EBITDA** | **$** | **16.3** | **$** | **19.4** | **$** | **41.3** | **$** | **29.3** | **$** | **30.0** |

(1) Net Revenue represents comparable presentation of bad debt expense netted within revenue, consistent with the 2019 adoption of ASC 842. Bad debt expense for years prior to 2019 was reported within selling, general, and administration expenses, consistent with ASC 840, which was superseded by ASC 842 in 2019.

(2) Adjusted EBITDA is a non-GAAP financial measure that does not have a standardized meaning prescribed by U.S. GAAP. Viemed's presentation of this financial measure may not be comparable to similarly titled measures used by other companies. Management believes Adjusted EBITDA provides helpful information with respect to Viemed's operating performance as viewed by management, including a view of Viemed's business that is not dependent on the impact of Viemed's capitalization structure and items that are not part of Viemed's day-to-day operations. Management uses Adjusted EBITDA (i) to compare Viemed's operating performance on a consistent basis, (ii) to calculate incentive compensation for Viemed's employees, (iii) for planning purposes, including the preparation of Viemed's internal annual operating budget, and (iv) to evaluate the performance and effectiveness of Viemed's operational strategies. Accordingly, management believes that Adjusted EBITDA provides useful information in understanding and evaluating Viemed's operating performance in the same manner as management. The table above is a reconciliation of net income, the most directly comparable U.S. GAAP measure, to Adjusted EBITDA, on a historical basis for the periods indicated.

Viemed Healthcare, Inc. | Investor Presentation

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